MFS(R) High Yield Opportunities Fund

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the Prospectus is hereby restated as follows:

Portfolio Managers

Information regarding the portfolio managers of the fund is set forth below. Further information regarding the fund's portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio managers are primarily responsible for the day-to-day management of the fund.

     Portfolio Manager              Primary Role            Since                Title and Five Year History
     -----------------              ------------            -----                ---------------------------
     John Addeo                  Portfolio Manager          2000                Vice President of MFS; employed in the
                                                                                investment management area of MFS since
                                                                                1998.

     David P. Cole               Portfolio Manager         October              Vice President of MFS; employed in the
                                                            2006                investment management area of MFS since
                                                                                2004. High Yield Analyst at Franklin
                                                                                Templeton Investments from 1999 to 2004.

     Matthew W. Ryan           Emerging Markets Debt      May 2005              Senior Vice President of MFS; employed in the
                                Securities Portfolio                            investment management area of MFS since
                                      Manager                                   1997.


                 The date of this Supplement is October 9, 2006.